Exhibit 99.3
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al., Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

THIRD AMENDED
NOTICE, CASE MANAGEMENT AND ADMINISTRATIVE PROCEDURES

        These Notice, Case Management and Administrative Procedures (the "Third Amended Case Management Procedures") have been approved by the

United States Bankruptcy Court for the Northern District of Illinois (the "Court") for the Chapter 11 Cases of the above-captioned debtors and debtors in possession (collectively, the "Debtors"). The Court approved the Case Management Procedures by order dated December 11, 2002, entitled Order

Establishing Certain Notice, Case Management and Administrative Procedures [Docket No. 193] (the "Order"), the First Amended Case Management

Procedures by order dated January 17, 2003, entitled Order Supplementing the Case Management Procedures [Docket No. 957] (the "First Supplemental

Order"), the Second Amended Case Management Procedures by order dated March 24, 2003, entitled Second Order Supplementing the Case

Management Procedures [Docket No. 1723] (the "Second Supplemental Order"), and the Third Amended Case Management Procedures by order dated

October 15,  2004, entitled Third Order Supplementing the Case Management Procedures [Docket No. 8388] (the "Third Supplemental Order").

        A copy of the Order, the First Supplemental Order, the Second Supplemental Order, and the Third Supplemental Order can be viewed by: (a)

accessing  the Court's website at http://www.ilnb.uscourts.gov; (b) accessing the Debtors' private website of the Debtors' Chapter 11 Cases at

http://www.pd-ual.com (the "Debtors' Private Website"); or (c) contacting the Debtors' counsel.

        You may obtain a copy of each of the documents filed with the Court in these Chapter 11 Cases by accessing the Court's website at

http://www.ilnb.uscourts.gov.

        The Federal Rules of Bankruptcy Procedure (as amended from time to time, the "Bankruptcy Rules"), the Local Rules for the United States Bankruptcy

Court for the Northern District of Illinois (as amended from time to time and as supplemented by any applicable General Orders entered in this District, the

"Local Bankruptcy Rules"), shall govern all matters in these Chapter 11 Cases, except to the extent such rules conflict with or are inconsistent with the procedures set forth herein.

        Terms not defined herein shall be as defined in the Bankruptcy Code, the Bankruptcy Rules and the Local Bankruptcy Rules, and the motions seeking entry of the Order, the First Supplemental Order, the Second Supplemental Order, and the Third Supplemental Order.

A.     Omnibus Hearings

1.     All Matters to Be Heard - The following will be considered and/or heard only at periodic monthly omnibus hearings scheduled in advance by the Court (the "Omnibus Hearings"), unless the Court orders otherwise: all motions, pleadings, applications, other requests for relief; all objections and responses, and replies thereto; and all other matters. The Applicable Hearing (as such term is defined herein) for all motions, pleadings, requests for relief, or other matters that purport to set a hearing on a date and/or time at which no Omnibus Hearing is set shall automatically and without court order be scheduled to be heard at the next Omnibus Hearing that is at least fourteen (14) days after the date that the Debtors' counsel actually received such motion, pleading, request for relief, or other materials, and the Objection Deadline (as defined herein) for such document shall be as set forth in Section C.6.b(1)(a). The Debtors shall send a copy of these Third Amended Case Management Procedures within three (3) business days of receipt to any party who has filed such motion, pleading, request for relief, or other material.

2.     Emergency Hearings - Notwithstanding any procedure herein, nothing herein shall restrict an entity from requesting an emergency hearing pursuant to the Local Bankruptcy Rules.

3.     Future Hearings - Periodically, the Debtors shall request that future Omnibus Hearings be scheduled. All future Omnibus Hearings scheduled by the Court shall be posted on the Debtors' Private Website at http://www.pd-ual.com.  Entities may contact Poorman-Douglas Corporation at (503) 277-7999 or (877) 752-5527 or the Clerk of the Court at (312) 435-5694 for information concerning future Omnibus Hearings that have been scheduled by the Court.

 B.     Requests for Service by E-mail and Facsimile 1.     2002 Notice Request - Notwithstanding Local Bankruptcy Rule 2002-2, a request for service of papers pursuant to Federal Rule of Bankruptcy Procedures 2002 (each, a "2002 Notice Request") filed with the Court shall be deemed proper if and only if it: (a) provides an address at which documents filed with the Court by the Debtors may be served by e-mail by the Debtors (subject to Section B.3 below); (b) provides an address at which all documents filed with the Court and served by all entities may be served by (i) U.S. mail, (ii) hand delivery, (iii) overnight delivery, and (iv) facsimile; (c) provides the telephone number of each entity; and (d) specifies the entity's local counsel and the counsel, if any, primarily responsible for matters before the Court but not having an office within this District.  A 2002 Notice Request need not be in the form of a motion accompanied by a draft order, nor must the 2002 Notice Request allege facts justifying the added expense to parties that is caused by expanding the notice list.

2.     Filing Requests for Documents Requires E-mail Address - All 2002 Notice Requests, whether already filed or filed in the future, shall automatically be deemed improper and of no effect, unless such 2002 Notice Requests comply with the procedures set forth herein (including without limitation the requirement that all 2002 Notice Requests must include an available e-mail address to receive notice (subject to Section B.3 below)).

3.     Certification Opting Out of E-mail Service - Any individual or entity filing a 2002 Notice Request who does not maintain (and cannot practicably obtain) an e-mail address and thereafter cannot receive service by e-mail must include in the 2002 Notice Request a certification to that effect (the "Certification").  The Certification shall include a statement certifying that the individual or entity (a) does not maintain an e-mail address and (b) cannot practicably obtain an e-mail address at which the individual or entity could receive service by e-mail.

4.     2002 Notice List - The Official Notice and Claims Agent shall be responsible for maintaining an updated list of those who have submitted a 2002 Notice Request (the "2002 List").  It is the responsibility of each entity submitting a 2002 Notice Request to file an updated 2002 Notice Request as necessary to reflect changes of e-mail address, contact person or otherwise.

 C.     Filing and Notice Procedures 1.     Procedures Established for All Court Filings - All documents filed in these Chapter 11 Cases, including but not limited to all notices, motions, applications and other requests for relief, all briefs, memoranda, affidavits, declarations, and other documents filed in support of such papers seeking relief (collectively, the "Requests for Relief") and all objections and responses to such Requests for Relief (collectively, the "Objections," and together with the Requests for Relief and all other filed documents, the "Court Filings") shall be filed with the Court or other applicable court, including by electronic means in conformity with the Administrative Procedures for Electronic Filing adopted pursuant to Local Bankruptcy Rule 5005-1C (entitled the Administrative Procedures for the Case Management/Electronic Case Filing System approved February 17, 2004), and served in accordance with the Notice Procedures set forth herein; provided, however, that the Notice Procedures set forth herein shall not apply to Court Filings listed in Section C.9 below.

2.     Docket Number Reference - The title of all filings that are responsive to, or in support of, a Request for Relief, shall include the docket number of such Request for Relief.

3.     Signature Block - In accordance with Local Bankruptcy Rule 5005-3B(3), the signature block of all filings shall contain the telephone number of the attorney in active charge or the individual filing the document.  If available, the signature block should also contain either the facsimile number or e-mail address of the attorney in active charge or the individual filing the document.

4.     Joinders - An individual or entity seeking to join in a Court Filing (whether a Request for Relief, an Objection, or a Reply thereto) may do so solely as an expression of support of such Court Filing (each, a "Joinder").  Without further order of the Court, filing such Joinder does not entitle such individual or entity: (a) to be an independent proponent of such Court Filing; (b) to independently support or oppose the related Court Filings; (c) to independently settle the Request for Relief that is the subject of such Court Filing; or (d) to independently receive a ruling by the Court with respect to the Court Filing. The Court may deem a Joinder to be a brief in support of the relevant Court Filing, but (a) the Court will not consider any arguments or factual allegations not contained in the relevant Court Filing, and (b) the Joinder need not be separately responded to.

5.     Definition of Entities Entitled to Service - All Court Filings shall be served on the Core Group, the 2002 List, and the Affected Entities (each as defined herein), according to the Notice Procedures described herein. A Court Filing is deemed not to have been properly served unless served on all of the parties on the Core Group, including the Official Notice and Claims Agent (as described herein).

a.     Core Group - The following entities shall comprise the core group of entities in these Chapter 11 Cases (collectively, the "Core Group"): (i) the Debtors; (ii) the Debtors' counsel; (iii) the Office of the United States Trustee; (iv) counsel to the Official Committee of Unsecured Creditors in these Chapter 11 Cases (the "Creditors' Committee"); (v) counsel to the Debtors' debtor in possession lenders; and (vi) Poorman-Douglas, the official notice and claims agent in these Chapter 11 Cases (the "Official Notice and Claims Agent"):
Debtors: United Air Lines, Inc. WHQLD 1200 East Algonquin Road Elk Grove Village, Illinois 60007 Attn: John Lakosil Phone: (847) 700-4462 Facsimile: (847) 700-4683	Counsel to Debtors and Debtors in Possession:
Kirkland & Ellis
200 East Randolph Street
Chicago, Illinois 60601
Attn: James H.M. Sprayregen, P.C.
Marc Kieselstein
David R. Seligman
Erik W. Chalut
Phone: (312) 861-2000
Facsimile: (312) 861-2200
Office of the United States Trustee: 227 West Monroe Street, Suite 3350 Chicago, Illinois 60606 Attn: Stephen Wolfe Phone: (312) 886-5785 Facsimile: (312) 886-5794	Counsel to the Debtors' debtor in possession lender (CIT Group): Schulte, Roth & Zabel 919 Third Avenue New York, New York 10022 Attn: Robert J. Mrofka Phone: (212) 756-2000 Facsimile: (212) 593-5955
Counsel to the Debtors' debtor in possession lender (Citibank and JP Morgan):
Morgan, Lewis & Bockius, LLP
101 Park Avenue
New York, New York 10178
Attn: Richard S. Toder
Jay Teitelbaum
Phone: (212) 309-6000
Facsimile: (212) 309-6001	Counsel to the Debtors' debtor in possession lender (Citibank and JP Morgan):
Kaye Scholer, LLP
3 First National Plaza, Suite 4100
70 West Madison Street
Chicago, Illinois 60602
Attn: Michael B. Solow
Phone: (312) 583-2300
Facsimile: (312) 583-2360
Counsel to the Debtors' debtor in possession lender (General Electric Capital Corporation):
Weil, Gotshal & Manges, LLP
767 Fifth Avenue
New York, New York 10153
Attn: Richard P. Krasnow
Scott E. Cohen
Phone: (212) 310-8000
Facsimile: (212) 310-8007	Official Notice and Claims Agent: Poorman-Douglas Corporation 10300 SW Allen Boulevard Beaverton, Oregon 97005 Attn: Rhonda G. McNally Phone: (503) 277-7999 Facsimile: (503) 350-5230
Counsel to Creditors' Committee:
Sonnenschein, Nath & Rosenthal
8000 Sears Tower
233 South Wacker Drive
Chicago, Illinois 60604
Attn: Fruman Jacobson
Patrick C. Maxcy
Phone: (312) 876-8123
Facsimile: (312) 876-7934	Counsel to Creditors' Committee:
Sonnenschein, Nath & Rosenthal
1221 Avenue of the Americas
24th Floor
New York, New York 10020
Attn: Carole Neville
Mark A. Fink
Phone: (212) 768-6889
Facsimile: (212) 768-6800

b.     2002 List - This group shall be comprised of all entities who have filed a request for service of filings pursuant to Bankruptcy Rule 2002.  An updated 2002 List can be viewed and retrieved by: (i) accessing the Debtors' Private Website at http://www.pd-ual.com; (ii) contacting the Official Notice and Claims Agent, Poorman-Douglas, UAL Bankruptcy Processing Center, P.O. Box 4390, Portland, Oregon 97208-4390, telephone (503) 277-7999, facsimile (503) 350-5230; or (iii) contacting the Debtors' counsel.

c.     Affected Entity - This group shall be comprised of all entities with a particularized interest in the subject matter of the particular Court Filing (each, an "Affected Entity").

 6.     Notice and Service of Filings for Relief, Objections thereto, Replies thereto and Orders
  a.     Notice of Filing for Relief - Any entity filing a Request for Relief shall file and serve a notice of such Request for Relief that complies with the procedures set forth herein.

b.     Contents of Notice of Request for Relief - Each notice of Request for Relief shall conspicuously state: (i) the title of the Request for Relief; (ii) the time and date of any deadline to object thereto (which deadline shall be in accordance with Section 6.b.(1)(a) below), (iii) the Omnibus Hearing (or other hearing as ordered by the Court) for which the Request for Relief (the "Applicable Hearing") is set to be considered by the Court; and (iv) a statement that the relief requested in the Request for Relief may be granted by the Court without a hearing if no Response thereto is timely filed and served in accordance with these Case Management Procedures, if applicable.

(1)     Deadline for Objections

                (a)     The deadline to file Objections to Requests for Relief (the "Objection Deadline") shall be (i) the seventh (7th) calendar day before the Applicable Hearing; or (ii) as otherwise ordered by the Court.

                (b)     The Objection Deadline may be extended with the consent of the entity filing the Request for Relief to a date that is no later than three (3) days before the Applicable Hearing.

 (2)     Setting the Applicable Hearing - Notwithstanding Local Bankruptcy Rule 9013, and except as otherwise provided in the Bankruptcy Code and Bankruptcy Rules, the relief requested in a Request for Relief shall not be considered by the Court unless the Request for Relief is filed and served in accordance with the Case Management Procedures at least fourteen (14) calendar days prior to the Applicable Hearing, unless otherwise ordered by the Court; provided, however, that if the Request for Relief is served by U.S. mail, the Request for Relief shall not be considered by the Court unless the Request for Relief is filed and served in accordance with the Case Management Procedures at least seventeen (17) calendar days prior to the applicable hearing, unless otherwise ordered by the Court. c.     Manner of Service
  (1)     Service by All Entities - All entities are authorized to serve Court Filings by U.S. mail, hand or overnight delivery, or facsimile.
  (a)     Service by All Entities to Core Group - All entities shall serve all Requests for Relief on the Core Group by hand or overnight delivery or facsimile.

(b)     Service by All Entities to 2002 List and Affected Entities - All entities shall serve all Requests for Relief on the 2002 List and Affected Entities (a) by U.S. mail, facsimile, hand or overnight delivery, or by e-mail (subject to Section C.6.c.(2)(d) below) if the Request for Relief is filed and served at least seventeen (17) days prior to the Applicable Hearing Date or (b) by facsimile, hand or overnight delivery, or by e-mail (subject to Section C.6.c.(2)(d) below) if the Request for Relief is filed and served at least fourteen (14) days prior to the Applicable Hearing Date.

                       (2)     Service by E-mail (a)     Only the Debtors and the E-mail Serving Parties (as defined herein) are authorized to serve documents by e-mail; provided, however, that the Debtors and the E-mail Serving Parties shall serve the Core Group by hand or overnight delivery, or facsimile, as appropriate.

(b)     All documents served by e-mail shall include access to an attached computer file containing the entire document, including the proposed form(s) of order and any exhibits, attachments, or other materials in ".pdf" format, readable by Adobe Acrobat or other equivalent document reader program commonly available without cost.

(c)     E-mail Serving Parties - An entity who has filed a 2002 Notice Request and has not opted out of e-mail service (pursuant to Section B.3) may request, in writing, for authorization from the Debtors for such party to serve Court Filings by e-mail; provided, however, that if the Debtors do not consent, in writing, to such party serving by e-mail or if the Debtors do not respond within ten (10) days of such request, such party may petition the Court for authorization. No entity may serve Court Filings by e-mail before such entity receives authority from the Court or the Debtors' consent to serve by e-mail. Any entity who purports to serve a Court Filing by e-mail before such entity receives authority from the Court or the Debtors' consent to serve by e-mail shall be deemed not to have served such Court Filing.

(d)     The Debtors and parties authorized to serve by e-mail pursuant to Section C.6.c.(2)(c) (collectively, the "E-mail Serving Parties") are authorized to serve all Court Filings by e-mail (subject to Section C.6.c.(1)(a)).

 d.     Service of Requests for Relief - Except as described below or as authorized by the Court, all Requests for Relief shall be served upon the Core Group, the 2002 List, and each Affected Entity.
  (1)     Service of Requests for Relief for Which Particular Notices are Required by Bankruptcy Rules 2002(a)(3), 4001, 6004, 6006, 6007 or 9019 - All Court Filings for which particular notices are required by Bankruptcy Rules 2002(a)(2), 2002(a)(3), 4001, 6004, 6006, 6007, or 9019, shall be served on those entities on the Core Group, the 2002 List, and each Affected Entity, except as modified herein and unless otherwise authorized by the Court.

(2)     Service of Requests for Relief Pursuant to 11 U.S.C. § 363(b) - Notwithstanding Bankruptcy Rule 2002(a)(2), Requests for Relief related to the use, sale, lease or abandonment of property other than in the ordinary course of business shall be served only on those entities on the Core Group, the 2002 List, and each entity asserting an interest in such property; provided, however, that if the Request for Relief relates to the sale of substantially all of the Debtors' assets, the movant shall seek authority to limit notice from that which the Bankruptcy Code, the Bankruptcy Rules, and the Local Bankruptcy Rules require.

(3)     Service of Other Filings for Relief Described in Bankruptcy Rule 2002 - Except as set forth herein or as otherwise authorized by the Court, notice of contested matters and adversary proceedings described in Bankruptcy Rule 2002 shall be served in accordance thereof.

 e.     Service of Objections - By the applicable Objection Deadline, all Objections shall be filed with the Court and served upon the entity filing the Request for Relief, those entities on the Core Group, the 2002 List, and each Affected Entity, with such Affected Entities to be determined based on the particular Court Filing being served; provided, however, that if service of an Objection is by U.S. Mail then such Objection shall be served no later than three (3) days prior to the applicable Objection Deadline; provided further, however, that if the Objection Deadline is less than the date that is seven (7) days before the Applicable Hearing, Objections shall only be served by facsimile, hand delivery, or overnight mail, or for Objections that are served by E-mail Serving Parties, e-mail.

f.     Service of Replies - If a Court Filing is a reply (a "Reply") to an Objection, such Reply shall be filed with the Court and served by hand delivery, facsimile, or e-mail (if served by an E-mail Serving Party), or by overnight delivery only if such other methods are not available, on the Core Group and each Affected Entity prior to 2:00 p.m. (prevailing Central Time) on the day that is no later than two (2) days prior to the Applicable Hearing.

g.     Service of Orders - Notwithstanding Local Bankruptcy Rule 9013-7, entities drafting orders that are entered by the Court are not required to serve copies of such order upon receipt thereof.

h.     Granting the Request for Relief Without a Hearing

(1)     Provided that the notice filed with a Request for Relief includes a statement that the Request for Relief may be granted and an order entered without a hearing unless a timely objection is made, after the Objection Deadline has passed and no Objection has been filed or served in accordance with the procedures set forth herein, counsel to the entity who has filed the Request for Relief may file a certification indicating that no Objection has been filed or served on the entity who has filed the Request for Relief (the "Certificate of No Objection").

(2)     By filing a Certificate of No Objection, counsel for the movant will be representing to the Court that the movant is unaware of any objection to the Request for Relief and that counsel has reviewed the Court's docket and no Objection appears thereon.

(3)     Upon receipt of the Certificate of No Objection, the Court may grant the Request for Relief without further pleading, hearing, or request, and, once an order granting such Request for Relief is entered, no further hearing on the Request for Relief shall be held.

(4)     After a Certificate of No Objection has been filed, the Request for Relief may be heard at the next Omnibus Hearing if the Court does not grant the Request for Relief before such Omnibus Hearing.

 i.     Certificates of Service
  (1)     Notwithstanding Local Bankruptcy Rule 9013-3, certificates of service of all Court Filings, including a complete list of recipients to whom such Court Filing has been served (the "Service List"), shall be filed with the Court; provided, however, that parties shall not be required to include the Service List when serving the certificate of service to such recipients.

(2)     Notwithstanding Local Bankruptcy Rule 9013-3, the Debtors shall file a certificate of service as soon as practicable, but, in all events, prior to the Applicable Hearing.

 7.     Requests for Relief to Modify the Automatic Stay under Section 362 - Unless the Court orders otherwise, (a) if a motion filed to lift the automatic stay of Section 362 of the Bankruptcy Code (the "Lift Stay Motion") is filed fourteen (14) days or more before the next Omnibus Hearing, the date of "request" to modify the stay with respect to such Lift Stay Motion shall be the next Omnibus Hearing, and (b) if a Lift Stay Motion is filed fewer than fourteen (14) days before the next Omnibus Hearing, the date of "request" to modify the stay with respect to such Lift Stay Motion shall be the Omnibus Hearing following the next Omnibus Hearing.

8.     Serving Adversary Pleadings - All pleadings and other Court Filings in any adversary proceeding commenced in these Chapter 11 Cases shall be served upon the Core Group, each Affected Entity, and any entities required to be served under any applicable Bankruptcy Rule or Local Bankruptcy Rule.

9.     Filings for Relief Not Affected by these Notice Procedures - Unless otherwise ordered by the Court, the Case Management Procedures specifically described herein shall not supercede the requirements for notice of the matters or proceedings described in the following Bankruptcy Rules:

a.     Bankruptcy Rule 2002(a)(1);

b.     Bankruptcy Rule 2002(a)(3);

c.     Bankruptcy Rule 2002(a)(4);

d.     Bankruptcy Rule 2002(a)(5);

e.     Bankruptcy Rule 2002(b)(1);

f.     Bankruptcy Rule 2002(b)(2);

g.     Bankruptcy Rule 2002(d);

h.     Bankruptcy Rule 2002(f)(1);

i.     Bankruptcy Rule 2002(f)(2);

j.    Bankruptcy Rule 2002(f)(3);

k.     Bankruptcy Rule 2002(f)(6);

l.     Bankruptcy Rule 2002(f)(7); and

m.    Bankruptcy Rule 2002(f)(8).

10.  Right to Request Special Notice Procedures - Nothing herein shall prejudice (a) the right of any entity to move the Court to further limit or expand notice of contested matters and adversary proceedings upon a showing of good cause, including without limitation the right to file a motion seeking emergency ex parte relief or relief upon shortened notice, or (b) the right of any entity to request an enlargement or reduction of any time period under Bankruptcy Rules 9006(b) or 9006(c).

 D.     Computation of Time 1.     Except as otherwise set forth in these Case Management Procedures, Bankruptcy Rule 9006 shall apply to all contested matters and adversary proceedings in these Chapter 11 Cases. E.     Hearings 1.     Agenda Letters - Prior to 12:00 p.m. (prevailing Central Time) on the date that is no later than two (2) days prior to each Omnibus Hearing, the Debtors shall file with the Court a letter setting forth each matter to be heard at such hearing and the order in which such matters will be heard, and shall file an amended letter prior to 12:00 p.m. (prevailing Central Time) on the date that is no later than one (1) day prior to each Omnibus Hearing (each, an "Agenda Letter"). The Debtors shall serve the Agenda Letters on the Core Group, the 2002 List, and each entity who has filed and served a Court Filing listed in the Agenda Letters in accordance with the procedures set forth herein.
  a.     Matters Included on Agenda Letters - The Agenda Letters shall include (i) only those Court Filings that have been filed and served in accordance with the procedures set forth herein, and (ii) requests for an emergency hearing that are received by the Debtors in such time as it is practicable for the Debtors to include such matters on the Agenda Letters.

b.     Court Filings Not Included on Agenda Letters - Any Court Filing that is not included on the Agenda Letters shall not be considered by the Court; provided, however, that the Court shall determine if it will consider a request for an emergency hearing.

 F.     Automatic Extension of Certain Periods 1.     If a Request for Relief to extend the time to take any action is filed prior to expiration of the period prescribed by the Bankruptcy Code, the Bankruptcy Rules, the Local Bankruptcy Rules, or an order of the Court, the time to so act shall automatically be extended until the Court considers and rules upon the Request for Relief, without the necessity for the entry of an "interim" order extending such period until such time as the Court can consider and rule upon such Request for Relief. G.     Telephonic Appearances 1.     Parties in interest shall be authorized to participate at, or listen in on, Omnibus Hearings and such other hearings to be determined by the Court by telephone (a "Telephonic Appearance"). A copy of the instructions for parties who wish to make a Telephonic Appearance can be retrieved by: (a) accessing the Court's website at http://www.ilnb.uscourts.gov/chapter11/0248191.htm; (b) accessing the Debtors' private website at http://www.pd-ual.com; or (c) contacting the Debtors' counsel.